SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 17, 2004


                              LONGBOW MINING CORP.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                               333-86982                  75-3026459
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

186 Stevens Drive, West Vancouver, BC, Canada               V7S 1C4
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 926-3288
                                                      ----------------



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Item 1.     Changes in Control of Registrant

                None.


Item 2.     Acquisition or Disposition of Assets

                None.


Item 3.     Bankruptcy or Receivership

                None.



Item 4.     Changes in Registrant's Certifying Accountant

         On May 7, 2004, the Board of Directors of Longbow Mining Crop. ("Longbow") approved a change in auditors. The Board of Directors approved the dismissal of Moore Stephens Ellis Foster LTD. ("Moore Stephens Ellis Foster") as Longbow's independent public accountants and the selection of McKennon, Wilson & Morgan, LLP as their replacement.

         Moore Stephens Ellis Foster's reports on the consolidated financial statements of Longbow Mining Corp. and its subsidiaries for the two most recent fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that Longbow Mining Corp. would continue as a going concern.


         During Longbow's two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through May 10, 2004, there were no disagreements between Longbow and Moore Stephens Ellis Foster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Moore Stephens Ellis Foster satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on Longbow's consolidated financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. Longbow provided Moore Stephens Ellis Foster with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Moore Stephens Ellis Foster's letter, dated May 10, 2004, stating its agreement with such statements.


         In addition, during Longbow's two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods through May 10, 2004, Longbow did not consult with McKennon, Wilson & Morgan, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Longbow's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



Item 5.     Other Events

                None.


Item 6.     Resignation and Appointment of Directors

                None.

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Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                        EX-16.1 Confirmation of Moore Stephens Ellis Foster LTD EX-16.2 Resignation of Robert N. Whitnell
                        EX-23.1 Consent of Robert N. Whitnell


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 18, 2004                  LONGBOW MINING CORP.




                                    By: /s/ Ernest Cheung
                                        ----------------------------------------
                                        Ernest Cheung
                                        Secretary and Director